                                                                   Exhibit 99.23

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              September [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance       $123,050,534
Aggregate Original Principal Balance          $123,053,628
Number of Mortgage Loans                               554

                                 MINIMUM    MAXIMUM   AVERAGE (1)
                                 -------   --------   -----------
Original Principal Balance       $20,000   $696,800     $222,118
Outstanding Principal Balance    $19,958   $696,800     $222,113

                                 MINIMUM    MAXIMUM   WEIGHTED AVERAGE (2)
                                 -------   --------   --------------------
Original Term (mos)                 180        360              359
Stated remaining Term (mos)         174        360              358
Loan Age (mos)                        0          6                1
Current Interest Rate             6.500%    12.875%           8.001%
Initial Interest Rate Cap(4)      3.000%     3.000%           3.000%
Periodic Rate Cap(4)              1.000%     1.000%           1.000%
Gross Margin(4)                   0.500%     9.125%           6.811%
Maximum Mortgage Rate(4)         12.500%    16.250%          13.826%
Minimum Mortgage Rate(4)          6.500%    10.250%           7.826%
Months to Roll(4)                    22         83               27
Original Loan-to-Value            22.73%    100.00%           79.43%
Combined Loan-to-Value            22.73%    100.00%           97.47%
Credit Score (3)                    560        809              678

                                  EARLIEST      LATEST
                                 ----------   ----------
Maturity Date                    03/01/2021   09/01/2036

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
LIEN POSITION
1st Lien                             95.86%
2nd Lien                              4.14%

OCCUPANCY
Primary                              98.13%
Second Home                           0.35%
Investment                            1.52%

LOAN TYPE
Fixed Rate                            7.54%
ARM                                  92.46%

AMORTIZATION TYPE
Fully Amortizing                      8.35%
Interest Only                        16.88%
15/30 Balloon                         0.28%
30/40 Balloon                         5.04%

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
YEAR OF ORIGINATION
2004                                  0.00%
2005                                  0.00%
2006                                100.00%

Loan Purpose
Purchase                             85.59%
Refinance - Rate Term                 1.08%
Refinance - Cashout                  13.33%

Property Type
Single Family Residence              73.50%
Condominium                           8.47%
Planned Unit Development             14.01%
2-4 Family                            4.02%
Townhouse                             0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MORTGAGE RATES     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 6.001% to  6.500%             1        112,750      0.09      6.500      734      112,750      55.00     39.95     0.00     0.00
 6.501% to  7.000%            78     22,008,217     17.89      6.989      713      282,157      78.63     45.62     0.00    30.77
 7.001% to  7.500%           107     28,015,947     22.77      7.287      700      261,831      78.51     45.73     0.00    20.83
 7.501% to  8.000%           103     25,188,302     20.47      7.853      676      244,547      78.24     45.28     0.00    22.99
 8.001% to  8.500%            95     20,254,008     16.46      8.327      663      213,200      78.43     45.24     0.00     7.25
 8.501% to  9.000%            79     16,705,819     13.58      8.755      643      211,466      79.26     44.21     0.00     5.39
 9.001% to  9.500%            18      2,584,695      2.10      9.290      645      143,594      80.88     41.67     0.00     0.00
 9.501% to 10.000%            13      2,656,135      2.16      9.812      612      204,318      79.17     46.06     0.00     0.00
10.001% to 10.500%             5        726,022      0.59     10.196      651      145,204      76.53     36.28     0.00     0.00
10.501% to 11.000%             2        199,113      0.16     10.648      652       99,556     100.00     46.39     0.00     0.00
11.001% to 11.500%            30      2,704,794      2.20     11.437      651       90,160      99.88     47.52     0.00     0.00
11.501% to 12.000%            20      1,599,781      1.30     11.776      656       79,989     100.00     47.54     0.00     0.00
12.001% to 12.500%             2        199,974      0.16     12.500      652       99,987     100.00     44.49     0.00     0.00
12.501% to 13.000%             1         94,978      0.08     12.875      628       94,978     100.00     32.96     0.00     0.00
                             ---    -----------    ------     ------      ---      -------     ------     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======     ======      ===      =======     ======     =====     ====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     3        346,967      0.28     10.997      662      115,656     100.00     46.16     0.00     0.00
229 to 240                     1         19,958      0.02     11.750      615       19,958     100.00     54.40     0.00     0.00
349 to 360                   550    122,683,609     99.70      7.992      678      223,061      79.37     45.24     0.00    16.93
                             ---    -----------    ------     ------      ---      -------     ------     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======     ======      ===      =======     ======     =====     ====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF                     OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL MORTGAGE         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               20        704,717      0.57     10.755      650       35,236      91.99     38.71     0.00     0.00
$50,001 to $100,000           71      5,620,479      4.57      9.436      661       79,162      84.02     41.77     0.00     0.00
$100,001 to $150,000         111     13,965,249     11.35      8.434      673      125,813      81.46     42.71     0.00     3.70
$150,001 to $200,000          89     15,574,483     12.66      8.229      674      174,994      80.51     43.23     0.00    10.77
$200,001 to $250,000          68     15,004,485     12.19      7.951      681      220,654      79.13     44.58     0.00    10.01
$250,001 to $300,000          59     16,111,881     13.09      7.674      680      273,083      78.24     46.14     0.00    22.04
$300,001 to $350,000          44     14,257,375     11.59      7.709      690      324,031      77.88     47.34     0.00    11.58
$350,001 to $400,000          31     11,755,354      9.55      7.726      670      379,205      78.48     47.07     0.00    32.52
$400,001 to $450,000          21      8,906,232      7.24      7.894      674      424,106      77.61     46.50     0.00    19.02
$450,001 to $500,000          16      7,542,217      6.13      7.848      676      471,389      79.10     47.11     0.00    24.87
$500,001 to $550,000          11      5,736,106      4.66      7.797      694      521,464      79.03     46.54     0.00    35.88
$550,001 to $600,000           8      4,625,258      3.76      7.680      683      578,157      79.36     45.02     0.00    25.23
$600,001 to $650,000           3      1,893,900      1.54      7.458      705      631,300      78.30     48.23     0.00    66.08
$650,001 to $700,000           2      1,352,800      1.10      7.678      689      676,400      80.00     43.44     0.00     0.00
$700,001 to $750,000           0              0        --         --        0            0         --        --     0.00     0.00
$750,001 to $800,000           0              0        --         --        0            0         --        --     0.00     0.00
$800,001 to $850,000           0              0        --         --        0            0         --        --     0.00     0.00
$850,001 to $900,000           0              0        --         --        0            0         --        --     0.00     0.00
$900,001 to $950,000           0              0        --         --        0            0         --        --     0.00     0.00
$950,001 to $1,000,000         0              0        --         --        0            0         --        --     0.00     0.00
                             ---    -----------    ------     ------      ---      -------      -----     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======     ======      ===      =======      =====     =====     ====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                         NUMBER    AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                           OF      PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                        MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES             LOANS   OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------  --------  -----------  -----------  -----------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans          3        346,967  0.281971178  10.99669486     662      115,656     100.00     46.16     0.00     0.00
20 Year Fixed Loans          1         19,958         0.02       11.750     615       19,958     100.00     54.40     0.00     0.00
2/28 LIBOR Loans           102     25,871,753        21.03        7.623     685      253,645      78.84     45.23     0.00    75.39
2/28 LIBOR Loans (40
   Year Amortization)        7      1,647,903         1.34        7.581     711      235,415      80.13     43.81     0.00     0.00
2/28 LIBOR Loans (45
   Year Amortization)      214     56,468,388        45.89        7.839     678      263,871      78.31     45.82     0.00     0.00
30 Year Fixed Loans         21      1,788,607         1.45        9.586     657       85,172      87.80     38.56     0.00     0.00
30/40 Balloon Loans         44      4,078,297         3.31       11.524     651       92,689      98.93     47.47     0.00     0.00
30/45 Balloon Loans         17      3,041,853         2.47        8.504     662      178,933      77.90     45.79     0.00     0.00
3/27 LIBOR Loans            17      2,750,706         2.24        8.356     675      161,806      80.57     37.88     0.00    28.10
3/27 LIBOR Loans (40
   Year Amortization)        3        370,680         0.30        7.883     711      123,560      79.54     28.05     0.00     0.00
3/27 LIBOR Loans (45
   Year Amortization)      111     23,934,831        19.45        8.000     675      215,629      78.62     45.33     0.00     0.00
5/25 LIBOR Loans             3        611,800         0.50        8.038     701      203,933      76.99     44.51     0.00    80.25
5/25 LIBOR Loans (40
   Year Amortization)        1        104,400         0.08        7.125     702      104,400      80.00     35.57     0.00     0.00
5/25 LIBOR Loans (45
   Year Amortization)        8      1,656,891         1.35        7.398     720      207,111      77.86     46.46     0.00     0.00
7/23 LIBOR Loans (45
   Year Amortization)        2        357,500         0.29        7.777     691      178,750      79.99     30.57     0.00     0.00
                           ---    -----------  -----------  -----------     ---      -------     ------     -----     ----    -----
TOTAL:                     554    123,050,534       100.00        8.001     678      222,113      79.43     45.24     0.00    16.88
                           ===    ===========  ===========  ===========     ===      =======     ======     =====     ====    =====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              79     10,273,729      8.35      8.474      669      130,047      80.50     41.79     0.00      0.00
Balloon                      410     92,007,710     74.77      8.065      677      224,409      79.41     45.60     0.00      0.00
60 Month Interest-Only        65     20,769,094     16.88      7.484      689      319,525      78.98     45.37     0.00    100.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    ------
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00     16.88
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                          468    113,774,852     92.46      7.826      680      243,109      78.57     45.25     0.00    18.25
Fixed Rate                    86      9,275,682      7.54     10.141      656      107,857      89.93     45.16     0.00     0.00
                             ---    -----------    ------     ------      ---      -------      -----     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======     ======      ===      =======      =====     =====     ====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        2        301,032      0.24     10.061      590      150,516      73.03     29.05     0.00     0.00
Arizona                        9      1,516,543      1.23      7.889      659      168,505      78.43     42.06     0.00     0.00
Arkansas                       1        138,800      0.11      8.500      661      138,800      80.00     43.42     0.00     0.00
California                   209     62,094,899     50.46      7.807      684      297,105      79.06     47.34     0.00    26.81
Colorado                      20      2,938,785      2.39      7.910      669      146,939      79.24     45.21     0.00     5.08
Connecticut                    3        637,986      0.52      8.440      690      212,662      77.36     39.12     0.00     0.00
Florida                       68     13,057,931     10.61      8.127      672      192,028      80.27     43.08     0.00    15.59
Georgia                        5        670,307      0.54      9.081      651      134,061      81.30     43.94     0.00     0.00
Idaho                         12      2,352,102      1.91      8.547      661      196,008      78.63     46.47     0.00     0.00
Illinois                       7      1,099,223      0.89      8.905      684      157,032      81.60     41.79     0.00    15.28
Iowa                           2        100,229      0.08     10.375      623       50,114      73.73     20.59     0.00     0.00
Kansas                         7        859,275      0.70      8.089      695      122,754      79.05     43.76     0.00     0.00
Kentucky                       5        327,387      0.27      8.268      670       65,477      82.25     45.14     0.00     0.00
Maine                          1         63,010      0.05      8.625      659       63,010      75.00     41.54     0.00     0.00
Maryland                       8      2,280,216      1.85      9.036      628      285,027      78.95     43.59     0.00     0.00
Massachusetts                  3        779,914      0.63      9.045      666      259,971      80.00     36.42     0.00     0.00
Michigan                      17      2,122,658      1.73      8.063      710      124,862      80.78     37.76     0.00     0.00
Minnesota                      7      1,382,770      1.12      8.410      651      197,539      78.11     43.72     0.00     0.00
Missouri                       9        913,725      0.74      7.682      676      101,525      78.29     42.47     0.00     0.00
Nebraska                       1         70,300      0.06      8.500      644       70,300      77.85     32.45     0.00     0.00
Nevada                         8      1,916,300      1.56      8.174      692      239,537      79.44     49.82     0.00     0.00
New Jersey                     2        273,564      0.22     10.304      650      136,782      88.67     45.85     0.00     0.00
North Carolina                 4        350,626      0.28      8.903      684       87,657      83.08     36.40     0.00     0.00
Ohio                          20      2,824,102      2.30      8.400      681      141,205      80.57     39.34     0.00     6.17
Oklahoma                       3        258,700      0.21      8.000      657       86,233      77.07     42.88     0.00     0.00
Oregon                        17      3,351,357      2.72      8.461      671      197,139      80.31     42.50     0.00    20.91
Pennsylvania                  12      1,259,060      1.02      8.112      676      104,922      79.23     39.47     0.00     0.00
Tennessee                      3        362,527      0.29      8.041      657      120,842      85.57     40.26     0.00     0.00
Utah                           8      1,057,720      0.86      8.188      661      132,215      80.16     42.53     0.00     0.00
Virginia                       2        239,810      0.19      9.000      653      119,905      80.00     45.59     0.00     0.00
Washington                    72     16,648,662     13.53      7.868      678      231,231      79.67     44.34     0.00     4.76
Wisconsin                      5        562,765      0.46      8.740      667      112,553      79.94     42.36     0.00    18.20
Wyoming                        2        238,250      0.19      8.217      648      119,125      79.99     41.57     0.00     0.00
                             ---    -----------    ------     ------      ---      -------      -----     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======     ======      ===      =======      =====     =====     ====    =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 3        206,046      0.17      8.789      638       68,682      35.08     37.10     0.00     0.00
50.01% to 55.00%               1        112,750      0.09      6.500      734      112,750      55.00     39.95     0.00     0.00
55.01% to 60.00%               2        447,000      0.36      7.722      660      223,500      58.35     46.32     0.00     0.00
60.01% to 65.00%               4        440,283      0.36      8.204      632      110,071      64.56     26.16     0.00     0.00
65.01% to 70.00%               6      1,517,723      1.23      8.505      627      252,954      69.33     44.56     0.00    24.38
70.01% to 75.00%             121     30,652,755     24.91      7.828      669      253,329      74.89     45.92     0.00    14.17
75.01% to 80.00%             336     80,142,173     65.13      7.786      686      238,518      79.95     45.06     0.00    19.33
80.01% to 85.00%              10      2,221,611      1.81      9.182      625      222,161      84.65     45.48     0.00     0.00
85.01% to 90.00%               8      1,859,250      1.51      8.548      687      232,406      88.94     43.39     0.00    30.50
90.01% to 95.00%               1         66,993      0.05     11.500      656       66,993      95.00     49.57     0.00     0.00
95.01% to 100.00%             62      5,383,948      4.38     11.321      657       86,838     100.00     46.64     0.00     0.00
                             ---    -----------    ------     ------      ---      -------     ------     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======     ======      ===      =======     ======     =====     ====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 3        206,046      0.17      8.789      638       68,682      35.08     37.10     0.00     0.00
50.01% to 55.00%               1        112,750      0.09      6.500      734      112,750      55.00     39.95     0.00     0.00
55.01% to 60.00%               2        447,000      0.36      7.722      660      223,500      58.35     46.32     0.00     0.00
60.01% to 65.00%               4        440,283      0.36      8.204      632      110,071      64.56     26.16     0.00     0.00
65.01% to 70.00%               5      1,154,773      0.94      8.624      602      230,955      69.12     43.17     0.00    32.04
70.01% to 75.00%              10      2,153,780      1.75      8.808      625      215,378      73.88     44.69     0.00    13.70
75.01% to 80.00%              15      3,432,917      2.79      9.080      627      228,861      79.15     42.78     0.00     0.00
80.01% to 85.00%              10      2,221,611      1.81      9.182      625      222,161      84.65     45.48     0.00     0.00
85.01% to 90.00%              13      3,890,847      3.16      8.404      667      299,296      82.12     45.70     0.00    31.11
90.01% to 95.00%              14      3,489,343      2.84      7.797      683      249,239      79.33     44.41     0.00    43.40
95.01% to 100.00%            477    105,501,182     85.74      7.910      684      221,176      79.72     45.46     0.00    16.47
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 9      1,046,020      0.85      8.350      659      116,224      76.26     16.07     0.00     0.00
20.01% to 25.00%               6        739,133      0.60      8.172      656      123,189      76.73     23.55     0.00    34.42
25.01% to 30.00%              18      3,052,338      2.48      8.245      668      169,574      79.43     28.11     0.00    14.84
30.01% to 35.00%              32      5,049,726      4.10      8.162      671      157,804      79.25     33.16     0.00    18.36
35.01% to 40.00%              55     11,489,034      9.34      7.723      684      208,892      78.98     38.30     0.00    17.81
40.01% to 45.00%             113     21,349,460     17.35      8.157      676      188,933      79.91     42.89     0.00    14.44
45.01% to 50.00%             254     63,633,726     51.71      7.942      681      250,526      79.19     48.28     0.00    17.95
50.01% to 55.00%              62     15,850,234     12.88      8.082      677      255,649      80.33     50.78     0.00    16.29
55.01% to 60.00%               5        840,862      0.68      8.319      639      168,172      81.85     56.14     0.00     0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     477    105,317,308     85.59      7.931      682      220,791      79.60     45.54     0.00    17.46
Refinance - Cashout           71     16,402,456     13.33      8.412      655      231,021      78.12     43.42     0.00    14.52
Refinance - Rate Term          6      1,330,770      1.08      8.484      638      221,795      82.42     44.21     0.00     0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                406     90,437,184     73.50      7.998      677      222,752      79.28     45.21     0.00    17.16
Planned Unit Development      77     17,242,629     14.01      8.049      679      223,930      80.06     45.10     0.00    15.80
Condo                         53     10,422,087      8.47      8.029      680      196,643      78.99     44.63     0.00     9.95
Two- to Four-Family           18      4,948,634      4.02      7.816      703      274,924      80.84     47.61     0.00    29.97
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Stated                       510    115,188,949     93.61      7.987      680      225,861      79.31     45.29     0.00    17.48
Low                           44      7,861,585      6.39      8.202      648      178,672      81.24     44.56     0.00     8.07
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      539    120,744,575     98.13      7.983      678      224,016      79.39     45.26     0.00    17.20
Investment                    13      1,872,765      1.52      8.867      690      144,059      81.72     43.89     0.00     0.00
Second Home                    2        433,194      0.35      9.070      652      216,597      80.49     47.59     0.00     0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                             53     11,617,026      9.44      8.399      667     219,189.17    79.06     43.93     0.00    12.28
1                            349     84,535,974     68.70      7.744      682     242,223.42    78.56     45.27     0.00    17.52
2                            141     25,734,232     20.91      8.535      673     182,512.28    81.84     45.65     0.00    17.60
3                              8        770,934      0.63     10.593      648      96,366.80    89.60     47.80     0.00     0.00
4                              2        229,689      0.19     11.914      645     114,844.37   100.00     46.25     0.00     0.00
6                              1        162,679      0.13     10.625      654     162,679.12   100.00     46.69     0.00     0.00
                             ---    -----------    ------     ------      ---     ----------   ------     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678        222,113    79.43     45.24     0.00    16.88
                             ===    ===========    ======     ======      ===     ==========   ======     =====     ====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          67     11,099,423      9.02      9.259      652      165,663      81.50     42.03     0.00     7.12
6 Months                       7        859,275      0.70      8.089      695      122,754      79.05     43.76     0.00     0.00
12 Months                     53     16,847,566     13.69      7.978      674      317,879      78.71     45.64     0.00    13.18
24 Months                    272     64,918,012     52.76      7.816      682      238,669      79.42     46.17     0.00    25.43
36 Months                    155     29,326,258     23.83      7.945      683      189,202      79.09     44.22     0.00     4.25
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                     0              0        --         --        0            0         --        --     0.00     0.00
501 to 525                     0              0        --         --        0            0         --        --     0.00     0.00
526 to 550                     0              0        --         --        0            0         --        --     0.00     0.00
551 to 575                     6        998,708      0.81      9.323      564      166,451      63.56     38.03     0.00     0.00
576 to 600                    13      3,096,809      2.52      9.270      587      238,216      77.95     42.80     0.00     0.00
601 to 625                    26      4,998,722      4.06      8.743      616      192,259      80.62     45.68     0.00     0.00
626 to 650                   108     20,869,537     16.96      8.647      643      193,236      79.42     44.65     0.00     6.52
651 to 675                   154     30,149,479     24.50      8.497      662      195,776      80.36     45.63     0.00    17.84
676 to 700                   114     30,604,319     24.87      7.401      688      268,459      79.06     45.68     0.00    24.55
701 to 725                    71     17,589,639     14.29      7.368      711      247,741      79.58     45.10     0.00    24.89
726 to 750                    32      8,387,345      6.82      7.647      736      262,105      79.09     45.94     0.00    16.42
751 to 775                    23      4,890,627      3.97      7.160      765      212,636      78.91     44.19     0.00    15.54
776 to 800                     5      1,145,350      0.93      7.518      783      229,070      79.99     46.56     0.00     0.00
801 to 825                     2        320,000      0.26      7.106      807      160,000      80.00     46.54     0.00     0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       554    123,050,534    100.00      8.001      678      222,113      79.43     45.24     0.00    16.88
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.000% or less                 1        216,779      0.19      9.990      600      216,779      80.00     47.61     0.00     0.00
3.001% to 3.500%               0              0        --         --        0            0         --        --     0.00     0.00
3.501% to 4.000%               0              0        --         --        0            0         --        --     0.00     0.00
4.001% to 4.500%               0              0        --         --        0            0         --        --     0.00     0.00
4.501% to 5.000%               0              0        --         --        0            0         --        --     0.00     0.00
5.001% to 5.500%               1         59,987      0.05      7.500      672       59,987      75.00     48.64     0.00     0.00
5.501% to 6.000%              65     16,999,455     14.94      6.999      714      261,530      78.49     44.41     0.00    33.93
6.001% to 6.500%             120     32,582,340     28.64      7.262      702      271,520      78.52     46.11     0.00    21.51
6.501% to 7.000%              93     23,191,348     20.38      7.846      678      249,369      78.38     44.82     0.00    24.97
7.001% to 7.500%              92     21,178,764     18.61      8.309      662      230,204      78.36     45.74     0.00     6.14
7.501% to 8.000%              74     15,571,237     13.69      8.742      642      210,422      78.80     44.80     0.00     5.78
8.001% to 8.500%              14      1,899,439      1.67      9.297      643      135,674      80.65     43.00     0.00        0
8.501% to 9.000%               7      2,003,502      1.76      9.863      605      286,215      80.26     44.18     0.00     0.00
9.001% or greater              1         72,000      0.06     10.125      593       72,000     100.00     25.16     0.00        0
                             ---    -----------    ------     ------      ---      -------     ------     -----     ----    -----
TOTAL:                       468    113,774,852    100.00      7.826      680      243,109      78.57     45.25     0.00    18.25
                             ===    ===========    ======     ======      ===      =======     ======     =====     ====    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%             1        112,750      0.10      6.500      734      112,750      55.00     39.95     0.00     0.00
12.501% to 13.000%            78     22,008,217     19.34      6.989      713      282,157      78.63     45.62     0.00    30.77
13.001% to 13.500%           107     28,015,947     24.62      7.287      700      261,831      78.51     45.73     0.00    20.83
13.501% to 14.000%            94     23,647,715     20.78      7.858      677      251,571      78.24     45.46     0.00    24.49
14.001% to 14.500%            87     19,167,896     16.85      8.327      662      220,321      78.46     45.37     0.00     7.67
14.501% to 15.000%            74     15,882,945     13.96      8.748      642      214,634      79.22     44.07     0.00     5.67
15.001% to 15.500%            15      2,337,305      2.05      9.281      648      155,820      80.70     42.71     0.00     0.00
15.501% to 16.000%            10      2,320,166      2.04      9.814      606      232,017      77.90     45.74     0.00     0.00
16.001% to 16.500%             2        281,912      0.25     10.218      568      140,956      77.66     28.18     0.00     0.00
                             ---    -----------    ------     ------      ---      -------      -----     -----     ----    -----
TOTAL:                       468    113,774,852    100.00      7.826      680      243,109      78.57     45.25     0.00    18.25
                             ===    ===========    ======     ======      ===      =======      =====     =====     ====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
July 2008                     51     13,067,101     11.49      7.751      687      256,218      78.09     46.02     0.00     33.17
August 2008                  242     63,468,180     55.78      7.721      681      262,265      78.56     45.58     0.00     22.39
September 2008                30      7,452,764      6.55      8.186      667      248,425      78.78     44.99     0.00     12.92
June 2009                      2        344,834      0.30      9.250      646      172,417      76.74     47.91     0.00      0.00
July 2009                     30      6,868,218      6.04      8.276      657      228,941      78.34     43.99     0.00      0.00
August 2009                   81     16,846,929     14.81      7.800      687      207,987      78.78     44.75     0.00      3.59
September 2009                18      2,996,236      2.63      8.660      661      166,458      80.50     42.42     0.00      5.61
July 2011                      3        409,951      0.36      7.583      724      136,650      80.00     37.63     0.00     47.81
August 2011                    8      1,668,140      1.47      7.375      722      208,518      77.87     46.69     0.00      0.00
September 2011                 1        295,000      0.26      8.500      660      295,000      73.75     49.56     0.00    100.00
August 2013                    2        357,500      0.31      7.777      691      178,750      79.99     30.57     0.00      0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    ------
TOTAL:                       468    113,774,852    100.00      7.826      680      243,109      78.57     45.25     0.00     18.25
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    ======